Organization and Nature of Operations (Details) - Schedule of Consolidated Operating Information of the VIE and VIE’s Subsidiaries - Variable Interest Entity, Primary Beneficiary [Member] - USD ($)	6 Months Ended
	Jun. 30, 2024	Jun. 30, 2023
Schedule of Consolidated Operating Information of the VIE and VIE’s Subsidiaries [Line Items]
Revenues, net	$ 6,962,241	$ 8,915,111
Gross profit	2,302,472	3,045,801
Income from operations	358,516	806,809
Net income	$ 68,547	$ 791,900